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                                                                    EXHIBIT 99


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 11-K of the Willbros Employees' 401(k) Investment Plan (the "Plan") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dennis G. Berryhill, being the Plan Administrator and serving in the capacity of Chief Executive Officer of the Plan, and Warren L. Williams, a member of the Willbros Group, Inc. Benefits Committee and serving in the capacity of Chief Financial Officer of the Plan, each certifies that, to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Plan.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Willbros Employees' 401(k) Investment Plan and will be retained by the Willbros Employees' 401(k) Investment Plan and furnished to the Securities and Exchange Commission or its staff upon request.

     This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Report.


                                   /s/ DENNIS G. BERRYHILL
                                   --------------------------------------------
                                   Dennis G. Berryhill, Plan Administrator,
                                   Willbros Employees' 401(k) Investment Plan


                                   /s/ WARREN L. WILLIAMS
                                   --------------------------------------------
                                   Warren L. Williams, Member of the
                                   Willbros Group, Inc. Benefits Committee


June 30, 2003